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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 23, 2002



                            COLD METAL PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          New York                 1-12870                    16-1144965
(State of incorporation)           (Commission               (IRS Employer
                                   File Number)              Identification No.)


            2200 Georgetown Drive, Suite 301,
            Sewickley, Pennsylvania                       15143-8752
            (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (724) 933-3445


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ITEM 5.  OTHER EVENTS.

         On July 23, 2002, Registrant issued a press release regarding progress in the discussions with its secured lenders and an additional source of funding, as referenced in its Form 12b-25 filed on July 2, 2002. Attached as
Exhibit 99.1 is the press release dated July 23, 2002.

ITEM 7(c).  EXHIBITS.

         (99.1) Press release by Registrant dated July 23, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COLD METAL PRODUCTS, INC.


                                             By /s/ Joseph C. Horvath
                                               ---------------------------------

                                             Joseph C. Horvath
                                             Chief Financial Officer

July 23, 2002